UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 5, 2004


                                 SIRICOMM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                   0-18399                    62-1386759
----------------------------      ------------            --------------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)              File No.)              Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri               64804
-------------------------------------------------             ----------
    (Address of principal executive offices)                  (Zip Code)


                                 (417) 626-9961
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On October 5, 2004, SiriCOMM, Inc. issued a press release concerning the selection by Idling Solutions, LLC of SiriCOMM's Pulse Telematic service for all IS9000 units installed by Idling Solutions. SiriCOMM's Pulse enables mobile communication of vehicle diagnostic data. The web-based reporting tool provides remote access to power unit and driver performance information. Integrating Pulse with IS9000 gives Idling Solutions the ability to monitor and report vehicle idling events. Information reported by Pulse will include battery voltage and amperage, engine status and GPS data. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit
99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  99.1 Press release dated October 5, 2004 issued by SiriCOMM, Inc. regarding Idling Solutions selection of SiriCOMM's Pulse telematic service.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              SIRICOMM,  INC.
                                                              (Registrant)


Date: October 6, 2004                                 By: /s/ J. Richard Iler
                                                         -----------------------
                                                         J. Richard Iler,
                                                         Chief Financial Officer

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